UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 27, 2020

 Chico’s FAS, Inc.
(Exact Name of Registrant as Specified in its Charter)

 Florida
(State or Other Jurisdiction of Incorporation)

001-16435	59-2389435
(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway	Fort Myers	Florida	33966
(Address of Principal Executive Offices)			(Zip code)
(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	CHS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01 Regulation FD Disclosure.
On April 27, 2020, Chico’s FAS, Inc. (the “Company”) issued a press release providing a business update, including estimated comparable sales figures for quarter to date first quarter fiscal 2020, and details on liquidity and cash utilization. The Company also provided a boutique reopening plan for North America, beginning May 4, 2020.

As part of an ongoing strategy to help ensure the Company will successfully navigate and be positioned to thrive after the COVID-19 pandemic, the Company announced that it has suspended its quarterly dividend for the remainder of fiscal 2020, which is anticipated to preserve $31 million of cash.

Additionally, on April 27, 2020, the Company announced that its conference call to review the first quarter 2020 financial results will be held on June 10, 2020. The Company also announced that its 2020 Annual Meeting of Shareholders, scheduled for June 24, 2020, will be a virtual meeting.

A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. The information in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit 99.1	Press Release of Chico's FAS, Inc. dated April 27, 2020
Exhibit 104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.

Date: April 27, 2020	By:
/s/ David M. Oliver
David M. Oliver, Interim Chief Financial Officer and Senior Vice President, Controller

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Press Release of Chico's FAS, Inc. dated April 27, 2020
Exhibit 104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

Amendment Flag	false
Entity Central Index Key	0000897429